 =============================================================================




                                ADVANSTAR, INC.
                            (a Delaware corporation)

                          [   ] Shares of Common Stock

                        INTERNATIONAL PURCHASE AGREEMENT
                        --------------------------------

Dated:  [    ] [  ], 1999





 =============================================================================

                               Table of Contents



                                                                                                            Page
                                                                                                            ----
SECTION 1.           Representations and Warranties...........................................................4

     (a)  Representations and Warranties by the Company.......................................................4
                (i)   Compliance with Registration Requirements...............................................4
               (ii)   Independent Accountants.................................................................6
              (iii)   Financial Statements....................................................................6
               (iv)   No Material Adverse Change in Business..................................................7
                (v)   Good Standing of the Company............................................................7
               (vi)   Good Standing of Subsidiaries...........................................................7
              (vii)   Capitalization..........................................................................8
             (viii)   Authorization of Agreement..............................................................8
               (ix)   Authorization and Description of Securities.............................................8
                (x)   Absence of Defaults and Conflicts.......................................................9
               (xi)   Absence of Labor Dispute................................................................9
              (xii)   Absence of Proceedings.................................................................10
             (xiii)   Accuracy of Exhibits...................................................................10
              (xiv)   Possession of Intellectual Property....................................................10
               (xv)   Absence of Further Requirements........................................................11
              (xvi)   Possession of Licenses and Permits.....................................................11
             (xvii)   Title to Property......................................................................11
            (xviii)   Compliance with Cuba Act...............................................................12
              (xix)   Investment Company Act.................................................................12
               (xx)   Environmental Laws.....................................................................12
              (xxi)   Registration Rights....................................................................13
             (xxii)   Internal Accounting Controls...........................................................13
            (xxiii)   Insurance..............................................................................13
             (xxiv)   ERISA..................................................................................14
     (b)  Representations and Warranties by the Selling Stockholders.........................................14
                (i)   Authorization of Agreements............................................................14
               (ii)   Good and Marketable Title..............................................................15
              (iii)   Due Execution of Power of Attorney and Custody Agreement...............................16
               (iv)   Absence of Manipulation................................................................16
                (v)   Absence of Further Requirements........................................................16
               (vi)   Restriction on Sale of Securities......................................................17
              (vii)   Certificates Suitable for Transfer.....................................................17
             (viii)   Information Relating to the Selling Stockholders.......................................17
     (c)  Officer's Certificates.............................................................................17




                                                                                                            Page
                                                                                                            ----
SECTION 2.           Sale and Delivery to U.S. Underwriters; Closing.........................................18

     (a)  Initial Securities.................................................................................18
     (b)  Option Securities..................................................................................18
     (c)  Payment............................................................................................19
     (d)  Denominations; Registration........................................................................20

SECTION 3.           Covenants of the Company................................................................20

     (a)  Compliance with Securities Regulations and Commission Requests.....................................20
     (b)  Filing of Amendments...............................................................................21
     (c)  Delivery of Registration Statements................................................................21
     (d)  Delivery of Prospectuses...........................................................................21
     (e)  Continued Compliance with Securities Laws..........................................................21
     (f)  Blue Sky Qualifications............................................................................22
     (g)  Rule 158...........................................................................................22
     (h)  Use of Proceeds....................................................................................23
     (i)  Listing............................................................................................23
     (j)  Restriction on Sale of Securities..................................................................23
     (k)  Reporting Requirements.............................................................................23
     (l)  Compliance with NASD Rules.........................................................................23
     (m)  Compliance with Rule 463...........................................................................24

SECTION 4.           Payment of Expenses.....................................................................24

     (a)  Expenses of the Company............................................................................24
     (b)  Termination of Agreement...........................................................................25
     (c)  Expenses of the Selling Stockholders...............................................................25
     (d)  Allocation of Expenses.............................................................................25

SECTION 5.           Conditions of International Managers' Obligations.......................................25

     (a)  Effectiveness of Registration Statement............................................................25
     (b)  Opinion of Counsel for Company.....................................................................26
     (c)  Opinion of Counsel for U.S. Underwriters...........................................................26
     (d)  Officers' Certificate..............................................................................26
     (e)  Certificate of Selling Stockholders................................................................27
     (f)  Accountant's Comfort Letter........................................................................27
     (g)  Bring-down Comfort Letter..........................................................................27
     (h)  Approval of Listing................................................................................27
     (i)  No Objection.......................................................................................28
     (j)  Lock-up Agreements.................................................................................28
     (k)  Purchase of Initial U.S. Securities................................................................28
     (l)  Conditions to Purchase of International Option Securities..........................................28
     (m)  Amendment of Certain Documents.....................................................................29
     (n)  Dissolution of AHI Advanstar LLC...................................................................29





                                                                                                            Page
                                                                                                            ----
     (o)  Additional Documents...............................................................................30
     (p)  Termination of Agreement...........................................................................30

SECTION 6.           Indemnification.........................................................................30

     (a)  Indemnification of International Managers..........................................................30
     (b)  Indemnification of International Managers by Selling Stockholders..................................32
     (c)  Indemnification of Company, Directors and Officers and Selling
          Stockholders by International Managers.............................................................32
     (d)  Actions Against Parties; Notification..............................................................33
     (e)  Settlement Without Consent if Failure to Reimburse.................................................34
     (f)  Indemnification for Reserved Securities............................................................34

SECTION 7.           Contribution............................................................................34


SECTION 8.           Representations, Warranties and Agreements to Survive Delivery..........................36


SECTION 9.           Termination of Agreement................................................................36

     (a)  Termination; General...............................................................................36
     (b)  Liabilities........................................................................................37

SECTION 10.          Default by One or More of the International Managers....................................37


SECTION 11.          Default by One or More of the Selling Stockholders......................................38


SECTION 12.          Notices.................................................................................39


SECTION 13.          Parties.................................................................................39


SECTION 14.          GOVERNING LAW AND TIME..................................................................40


SECTION 15.          Effect of Headings......................................................................40

SCHEDULES

         Schedule A - List of Selling Stockholders......................................................Sch A-1






                                                                                                            Page
                                                                                                            ----
         Schedule B - List of Underwriters..............................................................Sch B-1
         Schedule C - Pricing Information...............................................................Sch C-1
         Schedule D - List of Persons subject to Lock-up................................................Sch D-1

EXHIBITS

         Exhibit A - Form of Opinion of Company counsel.....................................................A-1
         Exhibit B - Form of Lock-up Letter.................................................................B-1
         Exhibit C - Form of Opinion of Counsel for the Selling Stockholders................................C-2

                                ADVANSTAR, INC.
                                ---------------

                            (a Delaware corporation)
                          [  ] Shares of Common Stock
                          (Par Value $[  ] Per Share)
                        INTERNATIONAL PURCHASE AGREEMENT

                                                              [     ] [  ], 1999

MERRILL LYNCH INTERNATIONAL
BEAR, STEARNS INTERNATIONAL LIMITED
  as Lead Managers of the several International Managers
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Place
London EC2Y 9LY
England

Ladies and Gentlemen:

          Advanstar, Inc., a Delaware corporation (the "Company"), and the
                                                        -------
persons listed on Schedule A hereto (the "Selling Stockholders") confirm their
                                          --------------------
agreement with Merrill Lynch International ("Merrill Lynch") and each of the
                                             -------------
other international underwriters named in Schedule B hereto (collectively, the "International Managers," which term shall also include any underwriter
 ----------------------
substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Bear, Stearns International Limited are acting as representatives (in such capacity, the "Lead Managers"), with respect to (i) the issue and sale by
                    -------------
the Company and the sale by the Selling Stockholders, of an aggregate of [     ]
to shares of Common Stock, par value $[  ] per share, of the Company ("Common
                                                                       ------
Stock") in the respective amounts set forth in Schedule A to the International
-----
Managers, acting severally and not jointly, as set forth in Schedule B hereto and (ii) the grant by the Selling Stockholders to the International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [ ] additional shares of Common Stock to cover over-allotments, if any. The aforesaid [ ] shares of Common Stock (the "Initial International Securities") to be purchased by the International
---------------------------------
Underwriters and all or any part of the shares of Common Stock subject to the option described in Section 2(b) hereof (the "International Option Securities")
                                              -------------------------------
are hereinafter called, collectively, the "International Securities."
                                           ------------------------

          It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for
                                      -----------------------
the offering by the Company and the Selling Stockholders of an aggregate of [ ] shares of Common Stock (the "Initial U.S. Securities") through arrangements with
                             -----------------------
certain underwriters in the United States and Canada (the "U.S. Underwriters")
                                                           -----------------
for which Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc. are acting as representatives (the "Representatives") and the grant by
                                             ---------------
the Selling Stockholders to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of up to [ ] additional shares of Common Stock solely to cover over-allotments, if any (the "U.S. Option Securities" and, together with the
                              ----------------------
International Option Securities, the "Option Securities").  The Initial U.S.
                                      -----------------
Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities." It is understood that the Company and the Selling Stockholders are not obligated to sell and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

          The International Managers and the U.S. Underwriters are hereinafter collectively called the "U.S. Underwriters", the Initial International
                         -----------------
Securities and the Initial U.S. Securities are hereinafter collectively called the "Initial Securities," and the International Securities and the U.S.
     ------------------
Securities are hereinafter collectively called the "Securities."
                                                    ----------

          The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for
                                      ------------------------
the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").
                                     ------------------

          The Company understands that the International Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after this Agreement has been executed and delivered.

          The Company and the International Managers agree that up to [   ]
shares of the Initial U.S. Securities to be purchased by the U.S. Underwriters
and that up to [    ] shares of the Initial International Securities to be
purchased by the International Managers (collectively, the "Reserved
                                                            --------
Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

          The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-1 (No. 333-    ) covering the
 ----------
registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses.
 --------
Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act
  ---------
(the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of
      --------------------                                   -----------
the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a
      --------
"Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
-----------
Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S.
                                                              ------------
Prospectus") and one relating to the International Securities (the "Form of
----------                                                          -------
International Prospectus").  The Form of International Prospectus is identical
------------------------
to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule
                                                                        ----
430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as
----------------
"Rule 434 Information."  Each Form of U.S. Prospectus and Form of International
 --------------------
Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary
                                                              -----------
prospectus."  Such registration statement, including
----------
the exhibits thereto and schedules thereto, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed
                      -----------------------
pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term
 ----------------------------------
"Registration Statement" shall include the Rule 462(b) Registration Statement.
 ----------------------
The final Form of U.S. Prospectus and the final Form of International Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the
                                                  ---------------
"International Prospectus," respectively, and collectively, the "Prospectuses."
 ------------------------                                        ------------
If Rule 434 is relied on, the terms "U.S. Prospectus" and "International
                                     ---------------       -------------
Prospectus" shall refer to the preliminary U.S. Prospectus dated May [ ], 1999,
----------
and preliminary International Prospectus dated May [ ], 1999, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").
                                                -----

          SECTION 1.  Representations and Warranties.
                      ------------------------------

          (a)  Representations and Warranties by the Company.  The Company
               ---------------------------------------------
represents and warrants to each International Manager as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b), hereof and agrees with each International Manager, as follows:

             (i)  Compliance with Registration Requirements.  Each of the
                  -----------------------------------------
     Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, any preliminary prospectuses and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither of the Prospectuses nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectuses shall not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the International Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any International Manager through the Lead Managers expressly for use in the Registration Statement or the International Prospectus.

               Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

             (ii)  Independent Accountants.  The accountants who certified the
                   -----------------------
     financial statements and supporting schedules of Advanstar, Inc. included in the Registration Statement, the accountants who certified the financial statements of Universal Media, Inc. ("Media") included in the Registration
                                           -----
     Statement and the accountants who certified the financial statements of Men's Apparel Guild in California, Inc. ("Magic") included in the
                                               -----
     Registration Statement are each independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iii)  Financial Statements.  The financial statements included
                    --------------------
     in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries, MAGIC and its subsidiary and Media at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, Magic and its subsidiary and Media for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis
                                      ----
     throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

             (iv)  No Material Adverse Change in Business.  Since the
                   --------------------------------------
     respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse
                                                        ----------------
     Effect"), (B) there have been no transactions entered into by the Company
     -------
     or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (v)  Good Standing of the Company.  The Company has been duly
                  ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

             (vi)  Good Standing of Subsidiaries.  Each "significant
                   -----------------------------
     subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries")
                              ----------                          ------------
     has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21.1 to the Registration Statement.

             (vii)  Capitalization.  The authorized, issued and outstanding
                    --------------
     capital stock of the Company is as reflected in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, [pursuant to the stock split referred to in the Prospectus], pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

             (viii)  Authorization of Agreement.  This Agreement and the U.S.
                     --------------------------
     Purchase Agreement have been duly authorized, executed and delivered by the Company.

             (ix)  Authorization and Description of Securities.  The
                   -------------------------------------------
     Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the International Managers pursuant to this Agreement and the U.S. Underwriters pursuant to the U.S. Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the U.S. Purchase Agreement, respectively, against payment of the consideration set forth herein and the U.S. Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

             (x)  Absence of Defaults and Conflicts.  Neither the Company nor
                  ---------------------------------
     any of its subsidiaries is in violation of its charter or by-laws (as now in effect or as in effect at each Date of Delivery and on the Closing Date) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that
                     --------------------------
     would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the U.S. Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the U.S. Purchase Agreement and in the Registration Statement and compliance by the Company with its obligations under this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event"
                                                           ---------------
     means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

             (xi)  Absence of Labor Dispute.  No labor dispute with the
                   ------------------------
     employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

             (xii)  Absence of Proceedings.  There is no action, suit,
                    ----------------------
     proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the U.S. Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

             (xiii)  Accuracy of Exhibits.  There are no contracts or
                     --------------------
     documents which are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required.

             (xiv)  Possession of Intellectual Property.  The Company and its
                    -----------------------------------
     subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business
                     ---------------------
     now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

             (xv)  Absence of Further Requirements.  No filing with, or
                   -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

             (xvi)  Possession of Licenses and Permits.  The Company and its
                    ----------------------------------
     subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the
                                    ---------------------
     appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

             (xvii)  Title to Property.  The Company and its subsidiaries have
                     -----------------
     good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

             (xviii)  Compliance with Cuba Act.  The Company has complied
                      ------------------------
     with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as
     Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.
                                    --------

             (xix)  Investment Company Act.  The Company is not, and upon the
                    ----------------------
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").
                                   --------

             (xx)  Environmental Laws.  Except as would not, singly or in the
                   ------------------
     aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing,
                     -------------------
     distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company
                                         ------------------
     and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

             (xxi)  Registration Rights.  There are no persons with
                    -------------------
     registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

             (xxii)  Internal Accounting Controls.  The Company and each of
                     ----------------------------
     its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (xxiii)  Insurance.  The Company and each of its subsidiaries
                      ---------
     have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are believed by the Company and its subsidiaries to be adequate to protect the Company and its subsidiaries and their respective businesses. None of the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be make in order to continue such insurance.

             (xxiv)  ERISA.  No "prohibited transaction" (as defined in
                     -----
     Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the Regulations and published interpretations thereunder ("ERISA"), as Section 4975 of the Internal Revenue Code of 1986, as amended
       -----
     from time to time (the "Code")) or "accumulated finding deficiency" (as
                             ----
     defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan (other than a multiemployer plan) of the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan (other than a multiemployer plan) is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or failure to act, which could reasonably be expected to cause the loss of such qualification.

          (b)  Representations and Warranties by the Selling Stockholders.  Each
               ----------------------------------------------------------
Selling Stockholder severally represents and warrants to each International Manager as of the date hereof, as of the Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each International Manager, as follows:

             (i)  Authorization of Agreements.  Each Selling Stockholder has
                  ---------------------------
     the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody
                                                   -----------------------------
     Agreement") and to sell, transfer and deliver the International Securities
     ---------
     to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the International Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the International Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

             (ii)  Good and Marketable Title.  Such Selling Stockholder has
                   -------------------------
     and will at the Closing Time and, if any International Option Securities are purchased, on the Date of Delivery have good and marketable title to the International Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such International Securities and payment of the purchase price therefor as herein contemplated, assuming each such U.S. Underwriter has no notice of any adverse claim, each of the U.S. Underwriters will receive good and marketable title to the International Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

             (iii)  Due Execution of Power of Attorney and Custody Agreement
                    --------------------------------------------------------
     /a/. Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and
     Custody Agreement with [         ] as attorney-in-fact (the "Attorney-in-
                                                                  -----------
     Fact") and [           ], as custodian (the "Custodian"); the Custodian is
     ----                                         ---------
     authorized to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(e) or that may be required pursuant to Sections 5(l)(iii) on behalf of such Selling Stockholder, to sell, assign and transfer to the International Managers the International Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the International Managers to such Selling Stockholder, as provided in Section 2(a) hereof, to authorize the delivery of the International Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

             (iv)  Absence of Manipulation.  Such Selling Stockholder has not
                   -----------------------
     taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the International Securities.

             (v)  Absence of Further Requirements.  No filing with, or
                  -------------------------------
     consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the International Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities


___________
/a/  Discuss necessity of P/A and Custody Agreement.

     laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

             (vi)  Restriction on Sale of Securities.  During a period of 180
                   ---------------------------------
     days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the International Securities to be sold hereunder.

             (vii)  Certificates Suitable for Transfer.  Certificates for all
                    ----------------------------------
     of the International Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such International Securities to the Underwriters pursuant to this Agreement.

             (viii)  Information Relating to the Selling Stockholders    The
                     ------------------------------------------------
     information in the Prospectus is under the caption "Principal and Selling Stockholders" which specifically relates to such Selling Stockholders does not and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement. therein, in the light of the circumstances in which they were made, not misleading

          (c)  Officer's Certificates.  Any certificate signed by any officer of
               ----------------------
the Company or any of its subsidiaries delivered to the Global Coordinator, the Lead Managers or to counsel for the International Managers shall be deemed a representation and warranty by the Company to each International Manager as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to the Global Coordinator, the U.S. Representatives or to counsel for the U.S. Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the U.S. Underwriters as to the matters covered thereby.

          SECTION 2.  Sale and Delivery to U.S. Underwriters;
                      Closing.
                      ---------------------------------------

          (a)  Initial Securities.  On the basis of the representations and
               ------------------
warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder, severally and not jointly, agree to sell to each International Manager, severally and not jointly, and each International Manager, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at the price per share set forth in Schedule C, the number of Initial International Securities set forth in Schedule B from the Company and the Selling Stockholders, as set forth in Schedule A, plus any additional number of Initial International Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

          (b)  Option Securities.  In addition, on the basis of the
               -----------------
representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholders hereby grant an option to the International Managers, severally and not jointly, to purchase up to an additional [ ] shares of Common Stock at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Global Coordinator to the Selling Stockholders setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery for the International Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not
-----------------
be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule B opposite the name of such International Manager bears to the total number of Initial International Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

          (c)  Payment.  Payment of the purchase price for, and delivery of
               -------
certificates for, the Initial Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company, (such time and date of payment and delivery being herein called "Closing Time").
                     ------------

          In addition, in the event that any or all of the International Option Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator, the Company and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company and the Selling Stockholders.

          Payment shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds to a bank account designated by the Company and the Selling Stockholders, against delivery to the Lead Managers for the respective accounts of the International Managers of certificates for the International Securities to be purchased by them. It is understood that each International Underwriter has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

          (d)  Denominations; Registration.  Certificates for the Initial
               ---------------------------
International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the Lead Managers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

          SECTION 3.  Covenants of the Company.  The Company covenants with
                      ------------------------
each International Manager as follows:

          (a)  Compliance with Securities Regulations and Commission Requests.
               --------------------------------------------------------------
The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b)  Filing of Amendments.  The Company will give the Global
               --------------------
Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the International Managers shall object.

          (c)  Delivery of Registration Statements.  The Company has furnished
               -----------------------------------
or will deliver to the Lead Managers and counsel for the International Managers, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The copies of the Registration Statement and each amendment thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d)  Delivery of Prospectuses.  The Company has delivered to each
               ------------------------
International Manager, without charge, as many copies of each preliminary prospectus as such International Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the Securities Exchange of 1934 (the "1934 Act"), such
                                                            --------
number of copies of the International Prospectus (as amended or supplemented) as such International Manager may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e)  Continued Compliance with Securities Laws.  The Company will
               -----------------------------------------
comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the

Securities as contemplated in this Agreement, the U.S. Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Managers or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the International Managers such number of copies of such amendment or supplement as the International Managers may reasonably request.

          (f)  Blue Sky Qualifications.  The Company will use its best efforts,
               -----------------------
in cooperation with the International Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (g)  Rule 158.  The Company will timely file such reports pursuant to
               --------
the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h)  Use of Proceeds.  The Company will use the net proceeds received
               ---------------
by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds".

          (i)  Listing.  The Company will use its best efforts to effect the
               -------
listing of the Common Stock on The New York Stock Exchange.

          (j)  Restriction on Sale of Securities.  During a period of 180 days
               ---------------------------------
from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder or under the International Purchase Agreement.

          (k)  Reporting Requirements.  The Company, during the period when the
               ----------------------
Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods and rules and regulations of the Commission thereunder.

          (l)  Compliance with NASD Rules.  The Company hereby agrees that it
               --------------------------
will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules
                                                       ----
from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time.

Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

          (m)  Compliance with Rule 463.  The Company will file with the
               ------------------------
Commission such reports on Form SR as may be required pursuant to Rule 463 of the 1933 Act Regulations.

          SECTION 4.  Payment of Expenses.
                      -------------------

          (a)  Expenses of the Company.  The Company will pay all expenses
               -----------------------
incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of counsel for the Company and the Selling Stockholders and the Company's accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on The New York Stock Exchange and (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company.

          (b)  Termination of Agreement.  If this Agreement is terminated by the
               ------------------------
Lead Managers in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the International Managers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

          (c)  Expenses of the Selling Stockholders.  The Selling Stockholders,
               ------------------------------------
jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the International Managers, and their transfer between the International Managers pursuant to an agreement between such International Managers, and (ii) the fees and disbursements of their counsel and accountants.

          (d)  Allocation of Expenses.  The provisions of this Section shall not
               ----------------------
affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

          SECTION 5.  Conditions of International Managers' Obligations.  The
                      -------------------------------------------------
obligations of the several International Managers hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a)  Effectiveness of Registration Statement.  The Registration
               ---------------------------------------
     Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Managers. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b)  Opinion of Counsel for Company.  At Closing Time, the Lead
               ------------------------------
     Managers shall have received the favorable opinion, dated as of Closing Time, of Testa, Hurwitz & Thibeault, LLP, counsel for the Company, and Eric Lisman, General Counsel of the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letters for each of the other International Managers covering the matters set forth in Exhibit A hereto and to such effect as counsel to the International Managers may reasonably request.

          (c)  Opinion of Counsel for U.S. Underwriters.  At Closing Time, the
               ----------------------------------------
     Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel, counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers, in form and substance satisfactory to the Lead Managers. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Lead Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (d)  Officers' Certificate.  At Closing Time, there shall not have
               ---------------------
     been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (e)  Certificate of Selling Stockholders.  At Closing Time, the
               -----------------------------------
     Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Stockholder, dated as of Closing Time, to the effect that the representations and warranties of each Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

          (f)  Accountant's Comfort Letter.  At the time of the execution of
               ---------------------------
     this Agreement, the Lead Managers shall have received from a letter dated such date, in form and substance satisfactory to the Lead Managers, together with signed or reproduced copies of such letter for each of the other International Managers containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

          (g)  Bring-down Comfort Letter.  At Closing Time, the Lead Managers
               -------------------------
     shall have received from Arthur Andersen a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (h)  Approval of Listing.  At Closing Time, the Securities shall have
               -------------------
     been approved for listing on The New

     York Stock Exchange, subject only to official notice of issuance.

          (i)  No Objection.  The NASD has confirmed that it has not raised any
               ------------
     objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (j)  Lock-up Agreements.  At the date of this Agreement, the Lead
               ------------------
     Managers shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

          (k)  Purchase of Initial U.S. Securities.  Contemporaneously with the
               -----------------------------------
     purchase by the International Managers of the Initial International Securities under this Agreement, the U.S. Underwriters shall have purchased the Initial U.S. Securities under the U.S. Purchase Agreement.

          (l)  Conditions to Purchase of International Option Securities.  In
               ---------------------------------------------------------
     the event that the International Managers exercise their option provided in
     Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers shall have received:

                  (i) Officers' Certificate.  A certificate, dated such Date of
                      ---------------------
          Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinion of Counsel for Company.  The favorable opinion of
                       ------------------------------
          Testa, Hurwitz & Thibeault, LLP, counsel for the Company and Eric Lisman, General Counsel of the Company, in form and substance satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iii)  Certificate of Selling Stockholders.  A certificate,
                         -----------------------------------
          dated such Date of Delivery, of an Attorney-in-Fact on behalf of the Selling Stockholders confirming that the certificate delivered at Closing Time pursuant to Section 5(e) remains true and correct as of such Date of Delivery.

                  (iv) Opinion of Counsel for International Managers.  The
                       ---------------------------------------------
          favorable opinion of Cahill Gordon & Reindel, counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(c) hereof.

                  (v) Bring-down Comfort Letter.  A letter from Arthur Andersen,
                      -------------------------
          in form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Lead Managers pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (vi) Opinion of Counsel for the Selling Stockholders.  The
                       -----------------------------------------------
          favorable opinion of Heller Ehrman White & McAuliffe, counsel for the Selling Stockholders, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(c) hereof.

          (m)  Amendment of Certain Documents.  The Company shall have amended
               ------------------------------
     and restated its Certificate of Incorporation, its By-Laws and its 1996 Stock Option Plan and each of the Amended and Restated Certificate of Incorporation, the Amended and Restated By-Laws and Amended and Restated 1996 Stock Option Plan shall be in effect and the Company shall have provided such documents to the International Managers.

          (n)  Dissolution of AHI Advanstar LLC.  AHI Advanstar LLC, the
               --------------------------------
     Company's sole shareholder prior to the Offering, shall be dissolved and
     the [   ] shares of Common Stock will be distributed to the members of AHI
     Advanstar LLC who owned such interests.

          (o)  Additional Documents.  At Closing Time and at each Date of
               --------------------
     Delivery, counsel for the International Managers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Lead Managers and counsel for the International Managers.

          (p)  Termination of Agreement.  If any condition specified in this
               ------------------------
     Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several International Managers to purchase the relevant Option Securities, may be terminated by the Lead Managers by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in
     Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

          SECTION 6.  Indemnification.
                      ---------------

          (a)  Indemnification of International Managers the Company.  The
               -----------------------------------------------------
Company agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary international prospectus or the International Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material
     distributed in [       ] in connection with the reservation and sale of the
     Reserved Securities to eligible employees and certain other persons of the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

             (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that
                                                           --------
     (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

             (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b)  Indemnification of International Managers by Selling
               ----------------------------------------------------
Stockholders.   Each of the Selling Stockholders agree, severally and not
------------
jointly, to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act (a) against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to such loss, liability, claim, damage and expense caused by any untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary International Prospectus or the International Prospectus (or any amendment or supplement thereto) relating to any Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (b) against any and all loss, liability, claim, damage and expense arising from the breach of any of the representations and warranties of such Selling Stockholder set forth in Section 1(b)(ii).

          (c)  Indemnification of Company, Directors and Officers and Selling
               --------------------------------------------------------------
Stockholders by International Managers.  Each International Manager severally
--------------------------------------
agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary International prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (d)  Actions Against Parties; Notification.  Each indemnified party
               -------------------------------------
shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not
        --------  -------
(except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e)  Settlement Without Consent if Failure to Reimburse.  If at any
               --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(iii) effected without its written consent if such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (f)  Indemnification for Reserved Securities.  In connection with the
               ---------------------------------------
offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and certain other persons of the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

          SECTION 7.  Contribution.  If the indemnification provided for in
                      ------------
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the International Managers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the International Managers on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in
Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Selling Stockholders on the one hand and the International Managers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company and the Selling Stockholders on the one hand and the International Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A) hereof.

          The Company, the Selling Stockholders and the International Managers agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, no International Managers shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding anything in this Agreement to the contrary, the maximum aggregate liability of any Selling Stockholder pursuant to this
Section 7 shall be limited to an amount equal to the gross proceeds (after deducting underwriting discount and commissions but before deducting expenses) received by such Selling Stockholder from the International Managers for the sale of the International Securities sold by such Selling Stockholder.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be. The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

          SECTION 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
--------
Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the International Managers.

          SECTION 9.  Termination of Agreement.
                      ------------------------

          (a)  Termination; General.  The Lead Managers may terminate this
               --------------------
Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this

Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b)  Liabilities.  If this Agreement is terminated pursuant to this
               -----------
Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          SECTION 10.   Default by One or More of the International Managers.
                        ----------------------------------------------------
If one or more of the International Managers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date, each of the non-defaulting International Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the International Managers to purchase and of the Selling Stockholders to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Manager.

          No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the International Managers to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Lead Managers or (ii) the Company and any Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for an International Manager under this Section 10.

          SECTION 11.  Default by One or More of the Selling Stockholders.  If
                       --------------------------------------------------
a Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule B hereto, then the International Managers may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or
(b) elect to purchase the Securities which the non-defaulting Selling Stockholders have agreed to sell hereunder. No action taken pursuant to this
Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

          In the event of a default by any Selling Stockholder as referred to in this Section 11, each of the Lead Managers, the Company and the non-defaulting Selling Stockholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

          SECTION 12.  Notices.  All notices and other communications
                       -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Lead Managers at North Tower, World Financial Center, New York, New York 10281-1201, attention of .; notices to the Company shall be directed to it at Advanstar, Inc., 575 Boylston St., Boston, MA 02116, attention of Robert L. Krakoff; and notices to the Selling Stockholder(s) shall be directed to ., attention of ..

          SECTION 13.  Parties.  This Agreement shall each inure to the
                       -------
benefit of and be binding upon the International Managers, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Managers, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International

Manager shall be deemed to be a successor by reason merely of such purchase.

          SECTION 14.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE
                       ----------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 15.   Effect of Headings.  The Article and Section headings
                        ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the U.S. Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                              Very truly yours,

                              ADVANSTAR, INC.


                              By ______________________________
                              Title:

                              ATTORNEY-IN-FACT



                              By ______________________________

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH INTERNATIONAL
BEAR, STEARNS INTERNATIONAL LIMITED

By: MERRILL LYNCH INTERNATIONAL


By_________________________________________
             Authorized Signatory

For themselves and as Lead Managers of the other U.S. Underwriters named in Schedule B hereto.

                                   SCHEDULE A


                         Number of Initial            Maximum Number of Option
                       Securities to Be Sold            Securities to Be Sold
                    ----------------------------  ------------------------------

[LIST SELLING
STOCKHOLDERS]







Total.........................



                                  Schedule A-1

                                   SCHEDULE B

                                                       Number of
                                                       Initial International
                                                       Securities
                                                       ---------------------
Name of International Manager
-----------------------------
Merrill Lynch International........................
Bear, Stearns International
Limited............................................
Lehman Brothers International......................
Morgan Stanley & Co. International
Limited............................................
Salomon Brothers International
Limited............................................
Total..............................................


Total.........................


                                  Schedule B-1

                                   SCHEDULE C

                                ADVANSTAR, INC.

                         [     ] Shares of Common Stock

                        (Par Value $[      ] Per Share)

          1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $/o/.

          2.  The purchase price per share for the International Securities to
     be paid by the several International Managers shall be $        , being an
     amount equal to the initial public offering price set forth above less $ per share; provided that the purchase price per share for any International Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities.




                                  Schedule C-1

                                  [SCHEDULE D]

                         [List of persons and entities
                              subject to lock-up]




                                  Schedule D-1

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL

                          TO BE DELIVERED PURSUANT TO

                                  SECTION 5(b)


          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement.

          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the U.S. Purchase Agreement and the International Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses); the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (v) The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth in the U.S. Purchase


                                  Exhibit A-1

Agreement and the International Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

          (vi) The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (vii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. To the best of our knowledge, the Company does not have any subsidiaries.

          (viii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

          (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of [our] [my] knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and

                                  Exhibit A-2
the Rule 434 Information, as applicable, the Prospectuses and each amendment or supplement to the Registration Statement and the Prospectuses as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (xi) If Rule 434 has been relied upon, the Prospectuses were not "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective.

          (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

          (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the U.S. Purchase Agreement and International Purchase Agreement or the performance by the Company of its obligations thereunder.

          (xiv) The information in the Prospectuses under "Description of Capital Stock", "Business--Facilities", "Business--Litigation", "Certain Federal Income Tax Considerations for Non-U.S. Holders" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectuses that are not described as required.

          (xvi) All descriptions in the Prospectuses of contracts and other documents to which the Company or its subsidiaries

                                  Exhibit A-3
are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (xvii) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

          (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the U.S. Purchase Agreement and the International Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

          (xix) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities, and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreements) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of


                                  Exhibit A-4
the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

          (xx) To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xxi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          (xxii) The form of certificate used to evidence the Common Stock complies in all material respects with the Delaware General Corporation Law, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

          Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or

                                  Exhibit A-5
omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                  Exhibit A-6

                   [Form of lock-up pursuant to Section 5(j)]
                   ------------------------------------------

                                                                       Exhibit B

                            LOCK-UP LETTER AGREEMENT

                                 [     ], 1999


Merrill Lynch, Pierce, Fenner & Smith
              Incorporated,
Bear, Stearns & Co. Inc.
 as representative of the several
 U.S. underwriters to be named in the
within mentioned U.S. Purchase Agreement

Merrill Lynch International
Bear, Stearns International Limited
 as lead managers of the several
 international managers to be named in the within mentioned International Purchase Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
 North Tower
 World Financial Center
 New York, New York  10281-1209


     Re:  Proposed Public Offering
          by Advanstar, Inc.
          ------------------

Dear Sirs:

          The undersigned, a securityholder, officer, director or any combination of the foregoing of Advanstar, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Bear, Stearns & Co. propose to enter into a U.S. Purchase Agreement (the "U.S. Purchase Agreement") with the Company and certain


                                  Exhibit B-1
securityholders of the Company and Merrill Lynch International and Bear, Stearns International Limited propose to enter into an International Purchase Agreement (the "International Purchase Agreement") and together with the U.S. Purchase Agreement, the "Purchase Agreements") with the Company and certain securityholders of the Company, providing for the underwritten public offerings (the "Offerings") of shares of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such Offerings will confer upon the undersigned as a securityholder, officer, director or any combination of the foregoing of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreements that, during a period commencing from the date of the execution of this agreement and ending 180 days after the date of signing of the U.S. Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, except in either case for shares of Common Stock to be sold in the Offerings or shares of Common Stock purchased in the Offerings or in the public market pursuant to brokers' transactions.

          This agreement shall cease to be effective if the closing of the Offerings has not occurred by July 31, 1999.

                              Very truly yours,



                              _______________________________
                              Signature:



                              _______________________________
                              Print Name:


                                  Exhibit B-2

                                                                       Exhibit C

            FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)

          (i) No filing with, or consent, approval, authorization, license, order registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Stockholders for the performance by each Selling Stockholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

          (ii) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Stockholders named therein and constitutes the legal, valid and binding agreement of such Selling Stockholder.

          (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

          (iv) The Attorney-in-Fact has been duly authorized by the Selling Stockholders to deliver the Securities on behalf of the Selling Stockholders in accordance with the terms of the Purchase Agreement.

          (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration and compliance by the Selling Stockholders with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholders pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Stockholder is a party or by which he may be bound, or to which any of the property or assets of

                                  Exhibit C-1
     the Selling Stockholders may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholders, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholder or any of its properties.

          (vi) To the best of our knowledge, each Selling Stockholder has valid and marketable title to the Securities to be sold by such Selling Stockholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor such Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

          Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included


                                  Exhibit C-2
     or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                  Exhibit C-3